UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2021

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction	(Commission	(IRS Employer Identification No.)
of Incorporation)	File Number)

1415 Western Avenue, Suite 700
Seattle, WA 98101
425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BSQR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A amends Items 5.03 and 5.07 of the Current Report on Form 8-K, originally filed on June 16, 2021 (the “Original 8-K”) of BSQUARE Corporation (the “Company”). The Original 8-K reported the results of the matters submitted to a vote at the 2021 annual meeting of shareholders (the “Annual Meeting”), held on June 10, 2021. The Original 8-K reported that Proposal 5 - To approve the amended and restated articles of incorporation of the Company (the “Articles”), which included separate proposals to approve and adopt amendments in the proposed Articles as set forth in subproposals 5(B)-5(F) (“Proposal 5”) at the Annual Meeting passed based on a voting standard that was incorrectly stated in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2021. This Current Report on Form 8-K/A amends the Original 8-K to (i) state that Proposal 5 was not approved by the shareholders and (ii) disclose that the Company has retracted its filing of the Articles filed with the Secretary of State of the State of Washington on June 14, 2021. Except as expressly stated herein and below, this Form 8-K/A does not amend or update any other information in the Original 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2021, the Company filed the Articles with the Secretary of State of the State of Washington. The Company has determined that it did not receive sufficient votes in favor of Proposal 5. Therefore, the Company has filed a Statement of Correction with the Secretary of State of the State of Washington in order to render the Articles null and void. The result of filing the Statement of Correction is that the amended and restated articles of incorporation that were in effect prior to the filing of the Articles on June 14, 2021 (the “Effective Articles”) remain in full force and effect. A copy of the Statement of Correction, including the Effective Articles attached thereto, is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

5(A).	To approve the Articles, which includes separate proposals to approve and adopt amendments in the proposed Articles as set forth in subproposals 5(B)-5(F).

For	Against	Abstain	Broker Non-Vote
4,464,557	273,077	46,035	3,961,893

5(B).	To eliminate the ability of holders of 25% of the votes entitled to be cast on an issue to call a special meeting.

For	Against	Abstain	Broker Non-Vote
2,636,524	1,953,027	194,118	3,961,893

5(C).	To eliminate the fixed size of the Board of seven directors, allowing the Board to determine its size.

For	Against	Abstain	Broker Non-Vote
2,769,436	1,827,381	186,852	3,961,893

5(D).	To eliminate the ability of shareholders to remove directors without cause.

For	Against	Abstain	Broker Non-Vote
2,646,045	1,953,088	184,536	3,961,893

5(E).	To require a two-thirds majority of shareholders to amend specified provisions in the Articles.

For	Against	Abstain	Broker Non-Vote
2,731,063	1,855,920	196,686	3,961,893

5(F).	To establish an exclusive forum in Washington for certain corporate and securities claims.

For	Against	Abstain	Broker Non-Vote
2,740,396	1,850,952	192,321	3,961,893

Because a majority of the Company’s issued and outstanding common stock on the record date for the Annual Meeting did not vote in favor of Proposals 5(A)-5(F) (counting broker non-votes as entitled to vote), this Proposal 5 was not approved.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Statement of Correction[1]

1 Exhibit A to the Statement of Correction includes the Effective Articles, which are identical to the amended and restated articles of incorporation that have been previously filed with the SEC and which are incorporated by reference herein. The Effective Articles consists of the Company’s: (i) Amended and Restated Articles of Incorporation filed with the SEC on August 17, 1999 as Exhibit 3.1(a) to its Form S‑1 (File No. 333‑85351); (ii) the Articles of Amendment to Amended and Restated Articles of Incorporation filed with the SEC on August 7, 2000 as Exhibit 3.1 to its Form 10‑Q (File No. 000-27687); and (iii) the Articles of Amendment to Amended and Restated Articles of Incorporation filed with the SEC on October 11, 2005 as Exhibit 3.1 to its Form 8‑K (File No. 000-27687).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: June 30, 2021	By:	/s/ Christopher Wheaton
Chief Financial and Operating Officer, Secretary and Treasurer